UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock — par value $0.01 per share	HUBB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2025, Hubbell Incorporated (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Hubbell Incorporated Incentive Award Plan (the “Restated Plan”), which amends and restates the Company’s existing Hubbell Incorporated Second Amended and Restated 2005 Incentive Award Plan (the “Prior Plan”).

The material substantive differences between the Restated Plan and the Prior Plan are:

•	Name of the plan was changed to Hubbell Incorporated Incentive Award Plan;

•

Number of shares of the Company’s Common Stock available for issuance under the plan was increased by 620,000 shares to be, as of March 7, 2025, an aggregate of 1,749,789 shares available for issuance on and after shareholder approval of the Restated Plan, which may be increased by previously approved shares subject to outstanding awards under the Prior Plan that again become available for grant under the terms of the Restated Plan, and all of which shares are issuable upon the exercise of incentive stock options;

•	Restriction on the number of shares that may be issued as “full value awards” (i.e., restricted stock, restricted stock units, performance shares) was eliminated;

•	Annual per person limitation on shares (or dollar value) subject to employee awards was eliminated;

•	Independent Directors maximum aggregate annual grant date fair value limit was increased from $500,000 to $1,000,000;

•

“Change in Control” and “Continuous Service” definitions were amended to provide that a change in the majority of the Company’s Board of Directors (the “Board”) (which is a higher threshold than the prior threshold of 1/3) is required to trigger a Change in Control;

•	Eliminated outdated Internal Revenue Code Section 162(m) provisions; and

•	Extended the term of the plan until 2035.

In addition, certain other administrative changes were included in the Restated Plan.

The Board previously adopted the Restated Plan on February 12, 2025, subject to shareholder approval at the Annual Meeting. The foregoing description of the Restated Plan is qualified in its entirety by reference to the full text of the Restated Plan, which is filed as Exhibit 10.1 hereto and is incorporated by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s shareholders also approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (as in effect prior to the amendment, the “Initial Restated Certificate,” and as amended and restated, the “Amended Restated Certificate”).

The amendments effected by the Amended Restated Certificate:

•

change the voting standard for the election of Directors in uncontested elections, where the number of Director nominees does not exceed the number of Directors to be elected, from a plurality to a majority voting standard, with a plurality vote standard retained for contested Director elections;

•

make the following minor changes to reflect updates to the Connecticut Business Corporation Act (“CBCA”): adding disclosures regarding the Company’s North American Industry Classification System (NAICS) code and electronic mail contact information;

•	remove outdated references by eliminating former Section E of Article FOURTH; and

•	make other immaterial non-substantive, administrative or conforming changes.

Such amendments were set forth in a Certificate of Amendment to the Initial Restated Certificate, which was filed with the Secretary of State of the State of Connecticut and became effective on May 6, 2025.

In addition, the Board approved certain amendments to the Company’s Amended and Restated By-Laws (as further amended and restated, the “Amended Restated By-Laws”), which became effective on May 6, 2025 following shareholder approval of the Amended Restated Certificate.

The amendments effected by the Amended Restated By-Laws:

•

change the voting standard for the election of Directors in uncontested elections, where the number of Director nominees does not exceed the number of Directors to be elected, from a plurality to a majority voting standard, with a plurality vote standard retained for contested Director elections;

•	add a provision that the Board may determine that any meeting of shareholders shall be held solely by means of remote communication;

•

add a provision that written notices of all meetings of the shareholders shall include the record date for determining the shareholders entitled to vote at the meeting, if such date is different than the record date for determining shareholders entitled to notice of the meeting; and

•	make other immaterial non-substantive, administrative or conforming changes.

The foregoing description is qualified in its entirety by the full text of the Amended Restated Certificate and the Amended Restated By-Laws, copies of which are filed hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 6, 2025. The following are the voting results on the five proposals considered and voted upon at the Annual Meeting, all of which were described in the Definitive Proxy Statement filed with the Securities and Exchange Commission on March 24, 2025 in connection with the Annual Meeting.

PROPOSAL 1 - Election of Directors to serve until the annual meeting of shareholders of the Company in 2026 and until their respective successors have been duly elected and qualified:

NOMINEE	AFFIRMATIVE VOTES	WITHHOLD VOTES	BROKER NON- VOTES
Gerben W. Bakker	41,070,093	3,352,411	3,565,772
Carlos M. Cardoso	40,534,725	3,887,779	3,565,772
Debra L. Dial	44,310,236	112,268	3,565,772
Anthony J. Guzzi	41,371,193	3,051,311	3,565,772
Rhett A. Hernandez	44,274,042	148,462	3,565,772

Neal J. Keating	38,790,070	5,632,434	3,565,772
Bonnie C. Lind	42,004,441	2,418,063	3,565,772
John F. Malloy	42,243,104	2,179,400	3,565,772
Jennifer M. Pollino	44,239,697	182,807	3,565,772
Garrick J. Rochow	42,194,248	2,228,256	3,565,772

PROPOSAL 2. Approval, by advisory vote, of the compensation of the Company’s Named Executive Officers, as presented in the Company’s 2025 Proxy Statement (“Say-on-Pay”).

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
39,612,315	4,552,048	258,141	3,565,772

PROPOSAL 3. The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2025.

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
41,108,452	6,850,513	29,311	N/A

PROPOSAL 4. Approval of the amendment and restatement to the Certificate of Incorporation to adopt a majority voting standard in uncontested elections of Directors.

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
44,268,476	87,195	66,833	3,565,772

PROPOSAL 5. Approval of the Hubbell Incorporated Incentive Award Plan.

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
41,926,594	2,340,787	155,123	3,565,772

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DOCUMENT DESCRIPTION

3.1	Amended and Restated Certificate of Incorporation, effective May 6, 2025 (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-8 filed on May 6, 2025).

3.2	Amended and Restated By-Laws of the Company, effective May 6, 2025 (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-8 filed on May 6, 2025).

10.1	Hubbell Incorporated Incentive Award Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 filed on May 6, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Katherine A. Lane
	Name:	Katherine A. Lane
	Title:	Senior Vice President, General Counsel and Secretary

Date: May 7, 2025